UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2005

                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

                              --------------------

         Delaware                       000-27969               94-3180138
------------------------------- --------------------------- --------------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)

                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

                            -------------------------

       Registrant's telephone number, including area code: (408) 467-1900

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On March 1, 2005, Immersion Corporation (the "Company") issued a press release announcing that Mr. Stephen Ambler had joined the Company as its chief financial officer and vice president, finance. A copy of the press release is attached as Exhibit 99.1 to this report.




Item 9.01    Financial Statements and Exhibits.
               (c)   Exhibits.

             Exhibit No.    Description
             -----------    -----------

             99.1 Press Release dated March 1, 2005 announcing that Mr. Stephen Ambler had joined the Company as its chief financial officer and vice president, finance.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 IMMERSION CORPORATION



Date:  March 1, 2005                             By:  /s/ Victor Viegas
                                                      --------------------------
                                                      Victor Viegas
                                                      President, Chief Executive
                                                      Officer, and Director

                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             ----------------

99.1                    Press Release dated March 1, 2005 announcing that Mr.
                        Stephen Ambler had joined the Company as its chief financial officer and vice president, finance.